UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 14, 2006

AMERICANWEST BANCORPORATION

(Exact name of registrant as specified in its charter)

Washington	0-18561	91-1259511
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 W. Riverside Avenue, Suite 400 Spokane, WA	99201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (509) 467-6993

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 – Entry into a Material Definitive Agreement

The information set forth under Item 5.02, “Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers”, is incorporated herein by reference as Exhibit 99.1.

Section 5 – Corporate Governance and Management

Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

AmericanWest Bancorporation announced that Patrick J. Rusnak will join the company as Executive Vice President and Chief Operating Officer of the company and its subsidiary bank, AmericanWest Bank, effective September 18, 2006 on the press release dated September 14, 2006, attached as Exhibit 99.2.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d) Exhibit No.	Exhibit Description
99.1	Employment Agreement

99.2	Press Release Dated September 14, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICANWEST BANCORPORATION, a Washington Corporation

Dated: September 19, 2006	/s/ Diane L. Kelleher
Diane L. Kelleher Executive Vice President & Chief Financial Officer